Exhibit 10.2

COMMON STOCK PURCHASE WARRANT

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS OTHERWISE DESCRIBED BELOW.

THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A STOCKHOLDER AGREEMENT DATED AS OF DECEMBER 20, 2010, AS AMENDED, COPIES OF WHICH ARE AVAILABLE FROM GENERAL MOLY, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO SUCH STOCKHOLDER AGREEMENT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. HL-1

GENERAL MOLY, INC.
(Incorporated under the laws of the State of Delaware)

VOID AFTER 5:00 P.M., DENVER, COLORADO TIME, ON THE THIRTY-MONTH ANNIVERSARY OF THE ISSUANCE DATE (AS DEFINED HEREIN)
Warrant to Purchase 10,000,000 Shares of Common Stock

WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED AS OF OCTOBER 26, 2012 (the “Issuance Date”), Hanlong (USA) Mining Investment, Inc. or its registered assign(s) (the “Holder”) is entitled to purchase from General Moly, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions set forth in this Warrant (this “Warrant”), up to ten million (10,000,000) duly authorized, validly issued, fully paid and nonassessable shares of common stock (“Common Stock”), of the Company, at any time commencing on April 26, 2013 (the “Commencement Date”), and expiring at 5:00 p.m., Denver, Colorado time, on the thirty-month anniversary of the Issuance Date or such earlier date as provided in Section 6 below (the “Expiration Time”). The price for each share of Common Stock purchased hereunder (as may be adjusted as set forth herein, collectively the “Warrant Shares”) is $4.23 per share until expiration of this Warrant (as adjusted as set forth herein, the “Purchase Price”).

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.             EXERCISE OF WARRANT.

A.            MANNER OF EXERCISE. This Warrant may be exercised in whole at any time, or in part from time to time, during the period commencing on the Commencement Date and expiring on the Expiration Time or, if any such day is a day on which banking institutions in the City of Denver, Colorado, are authorized by law to close, then on the next succeeding day that shall not be such a day by presentation and surrender of this Warrant to the Company at its principal office with the Purchase Form attached as Annex I (the “Purchase Form”) duly executed and accompanied by payment (either in cash or by certified or official bank: check, payable to the order of the Company) of the Purchase Price for the number of shares specified in the Purchase Form and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney.

B.            STATUS AS HOLDER OF WARRANT SHARES; TAXES; EXPIRATION. Upon receipt by the Company of this Warrant, the duly executed Purchase Form and any other appropriate instruments of transfer, together with the Exercise Price, at its office, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue or delivery of Warrant Shares. This Warrant shall become void, and all rights hereunder shall cease, at the Expiration Time. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Time.

C.            ISSUANCE OF CERTIFICATES. As soon as practicable after the exercise of all or any portion of this Warrant, and in any event within 15 days, the Company shall (i) issue to the Holder a certificate or certificates (as requested by the Holder) for the number of full Warrant Shares to which the Holder is entitled, or, at the Holder’s request, deliver such Warrant Shares electronically if such means is otherwise presently available to and utilized by the Company, registered in such name or names as may be directed by the Holder, and (ii) if this Warrant has not been exercised in full, issue to the Holder a new countersigned warrant in substantially the same form for the Warrant Shares as to which this Warrant shall not have been exercised. This Warrant may not be exercised by, or securities issued to, Holder in any state in which such exercise would be unlawful.

2.             RESERVATION OF SHARES; AUTHORITY. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Warrant Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant. All such shares (and other securities and property) are duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable and free of all preemptive rights, taxes liens or charges.  Neither the issuance of this Warrant nor the issuance of Warrant Shares on a full or partial exercise of this Warrant (i) is subject to or requires approval of the shareholders of the Company, including any requirement for such approval under the rules of any securities exchange on which the shares of the Company are listed, (ii) is subject to any approval or consent by a governmental authority or regulatory agency, or (iii) violates any agreement to which the Company is a party or by which the Company is bound. Subsequent to the issuance of this Warrant and prior to the Commencement Date, the Company and the Holder agree to cooperate in making any required filing under the Hart-Scott-Rodino Improvements Act of 1976 (“HSR”) and any other applicable regulatory requirements that may be necessary in connection with the exercise of this Warrant.  Filing fees for any HSR filing shall be paid by Holder.  The Company shall cause the Warrant Shares to be listed on such securities exchange upon which shares of Common Stock of the Company are listed at the time of any exercise.

3.             NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If the holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest, on the basis of the Closing Price on the Trading Day before the Purchase Form and this Warrant are duly surrendered to the Company for a full or partial exercise hereof.

4.             STOCK DIVIDENDS; SPLIT-UPS. If after the issuance of this Warrant, the Company shall (i) pay a dividend or make any other distribution payable in shares of Common Stock, options or convertible securities or (ii) subdivide its outstanding shares of Common Stock into a greater number of shares by a split-up of shares, recapitalization or other similar event, then, on the effective day thereof, the number of Warrant Shares shall be proportionally increased and the then applicable Purchase Price shall be correspondingly decreased.

5.             AGGREGATION OF SHARES. If after the date hereof the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split, or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares and the then applicable Purchase Price shall be correspondingly increased.

6.             REORGANIZATION, ETC. If after the date hereof there is a capital reorganization (other than a stock dividend or split up as covered by Section 4 or an aggregation of shares as covered by Section 5), reclassification of the Common Stock, consolidation or merger of the Company with another corporation or entity, sale of all or substantially all of the Company’s assets or similar transaction in which the holders of the Company’s Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for Common Stock,(each such event a “Fundamental Change”), this Warrant shall, immediately after the Fundamental Change, remain outstanding and shall thereafter (unless Holder elects otherwise), in lieu of or in addition to (as the case may be) the number of Warrant Shares then subject to this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets to which the Holder would have been entitled if the Holder had exercised this Warrant in full immediately prior to such Fundamental Change In the event that the stock, securities or assets being issued with respect to or in exchange for Common Stock are being issued by a person or entity other than the Company, the Company shall, as a condition to such Fundamental Change, obtain the agreement of the other person or entity to be bound by the terms of this Warrant and provide Holder an Event Notice of the Fundamental Change in accordance with the requirements of Section 15 below.

7.             FORM OF WARRANT. This Warrant need not be changed because of any adjustment pursuant to the terms herein, and any form of warrant issued after such adjustment may state the same Purchase Price and the same number of shares as is stated in this Warrant. However, the Company may at any time in its sole discretion make any change in the form of this Warrant that the Company may deem appropriate and that does not affect the substance thereof or adversely affect the rights of Holder hereunder, and any warrant thereafter issued, whether in exchange or substitution for this Warrant or otherwise, may be in the form as so changed. The Company agrees to promptly notify the Holder of any adjustment to the number of shares, securities or other assets subject to this Warrant or the Purchase Price of the Warrant, any changes to the form of this Warrant or any other change pursuant to the terms herein and to provide Holder with a statement of such changes at the request of the Holder.  Each such notification or statement shall be accompanied by a certificate of an executive officer of the Company setting forth in reasonable detail such adjustment(s) and the facts upon which it is based and certifying the calculation thereof.

8.             SECURITIES ACT REPRESENTATIONS.

A.            Holder represents and warrants that this Warrant is being acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof or in violation of the 1933 Act or any other securities laws that may be applicable.

B.            Holder acknowledges that no oral or written statements or representations have been made to Holder by or on behalf of the Company in connection with the issuance of this Warrant other than those set forth herein.

C.            Holder is (i) an “accredited investor” within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the 1933 Act or (ii) an “institutional buyer” as defined in Rule 144A under the 1933 Act.

D.            Holder, either alone or with the assistance of its professional advisors, is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Warrant.

9.             REGISTRATION RIGHTS.

A.            If the Company receives from Holder on one or more occasions a written request that the Company file a registration statement with the SEC to effect the registration of the

Warrant Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant (collectively, the “Registrable Securities”) under the Securities Act, (such registration statement and the prospectus included therein being referred to as the “Registration Statement”) for a public offering of the Registrable Securities the aggregate price of which would exceed $10,000,000, the Company shall use commercially reasonable efforts to cause such Registrable Securities to be registered on a Registration Statement and to cause such Registrable Securities to be qualified in such jurisdictions as Holder may reasonably request, in each case within 30 days after receipt by the Company of any such written request.  Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 9A:

(a)           During the period starting with the date 60 days prior to the Company’s estimated date of filing of, and ending on the date 90 days immediately following the first effective date of, any registration statement pertaining to an offering by the Company of securities for cash (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; and provided further that nothing in this Section 9A shall affect or hinder Holder’s right to cause the Company to include Registrable Securities as part of the registration of any such Company offering;

(b)           If, during the previous 12 months, the Company has effected two Registration Statements pursuant to this Section 9A; provided that amendments or supplements to, and documents or reports incorporated by reference in, a Registration Statement are deemed to be part of the same Registration Statement; or

(c)           If the Company shall furnish to Holder a certificate signed by a duly authorized officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company and after consultation with counsel, the filing of the Registration Statement would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or its Subsidiaries to engage in any acquisition of assets other than in the ordinary course or any merger, consolidation, tender offer, reorganization or similar transaction, in which case the Company’s obligation to use its commercially reasonable efforts to file a Registration Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by Holder, provided that the Company may not exercise this deferral right more than once per 12-month period.

If the Registration Statement relates to an underwritten public offering and the underwriter of such proposed offering advises the Company and Holder that, in its opinion, the number of securities requested to be included in the Registration Statement (including securities to be sold by the Company or any other security holder) exceeds the number which can be sold in such offering within an acceptable price range, then the Company shall include in such Registration Statement first the registrable securities required to be registered pursuant to a request under the Securities Purchase Agreement dated November 19, 2007, between GMI and ArcelorMittal, S.A.

(“Arcelor Securities Agreement”), second the Registrable Securities Holder proposes to register, and third any securities the Company or any other security holder proposes to register.

B.            In connection with the Registration Statement, the Company shall:

(a)           prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, and such documents and reports to be incorporated by reference into the Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities;

(b)           furnish to Holder such number of Registration Statements and prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Holder may from time to time reasonably request;

(c)           promptly furnish to Holder copies of any comments that the SEC provides in writing to the Company pertaining to a Registration Statement, and any responses thereto from the Company to the SEC;

(d)           promptly provide notice to Holder when a Registration Statement or any post-effective amendment thereto the same has become effective;

(e)           use its commercially reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as Holder reasonably requests;

(f)            use its commercially reasonable efforts to cause all such Registrable Securities to be listed on NYSE exchange and the Toronto Stock Exchange or any other applicable securities exchange or quoted on each inter-dealer quotation system on which the Common Stock is then listed or quoted;

(g)           pay all expenses incurred in connection with such registration, including registration and filing fees with the SEC, fees and expenses of compliance with securities or blue sky laws and fees and expenses incurred in connection with the listing or quotation of the Registrable Securities; and

(h)           enter into customary agreements (including underwriting agreements in customary form) if requested by Holder, including such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements generally with respect to secondary distributions, including customary lock up provisions, indemnification and contribution provisions in favor of the underwriters and customary agreements as to the provision of opinions of counsel and accountants’ letters.

(i)            The Company shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after filing thereof with the SEC (the date the SEC declares the Registration Statement effective, the “Effective Date”).  The Company shall use commercially reasonable efforts to cause the Registration Statement to continue to be effective until the earlier to occur of (i) six months after the Effective Date, and (ii) the date that Holder has either disposed of or has had the ability to dispose of all Registrable Securities within a single month period pursuant to Rule 144 of the Securities Act (“Effective Period”), and, during such period, to cause the Registration Statement and the prospectus contained therein to be updated as reasonably deemed necessary by the Company or required by the Securities Act or the Exchange Act to enable Holder to resell the Registrable Securities.

C.            If at any time prior to the termination of the Company’s obligations under this Article IV there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to Holder a written notice of such determination and, if within five (5) Business Days after the date of such notice, Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 9C that are then eligible for resale within a single month period pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective Registration Statement; provided further, that it shall be a condition to the inclusion of such Registrable Securities on such registration statement that Holder agrees to the same terms and conditions regarding method of sale applicable to the securities otherwise being sold through such registration.  If such Registration Statement relates to an underwritten public offering and the underwriter of such proposed offering advises the Company and Holder that, in its opinion, the number of securities requested to be included in the Registration Statement (including securities to be sold by Holder or any other security holder) exceeds the number which can be sold in such offering within an acceptable price range, then the Company shall include in such Registration Statement first the registrable securities required to be registered pursuant to a request under the Arcelor Securities Agreement, second the Registrable Securities Holder proposes to register, and third any securities the Company or any other security holder proposes to register.

D.            Promptly upon any registration statement filed pursuant to this Section 9 being declared effective by the SEC, the Company will file a related form of final prospectus pursuant to Rule 424(b) promulgated under the Securities Act.

E.            Holder agrees to indemnify (to the fullest extent permitted by applicable law) the Company, its officers and directors, each underwriter and selling broker, if any, and each person, if any, who controls the Company (within the meaning of the Securities Act), against liability, losses, claims, damages, actions or expenses (including, in each case, under the Securities Act or the Exchange Act) arising by reason of any statement contained the Registration Statement, or any amendment or supplement thereto, that Holder provided to the Company in writing explicitly for use in such Registration Statement, being actually or allegedly false or misleading or actually or allegedly omitting to state a material fact necessary to be stated in order that the statements made in such Registration Statement, in the circumstances in which they are made, not be misleading; provided that in no event will the aggregate amount Holder is required to pay pursuant to such indemnification obligations exceed the amount of the net proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.  The Company hereby agrees to indemnify (to the fullest extent permitted by applicable law) Holder, its officers and directors, each underwriter and selling broker, if any, and each person, if any, who controls Holder (within the meaning of Securities Act) against liability, losses, claims, damages, actions or expenses (including, in each case, under the Securities Act or the Exchange Act) arising by reason of (i) any statement (other than a statement provided by Holder as described above) in or incorporated by reference in a registration statement (including any Registration Statement), or any amendment or supplement thereto, being actually or allegedly false or misleading or actually or allegedly omitting to state a material fact necessary to be stated in order that the statements made in or incorporated by reference in such registration statement, in the circumstances in which they are made, not be misleading, or (ii) any actual or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with a Registration Statement.

To the extent a claim for indemnification is unavailable (by reason of public policy or otherwise) or insufficient to hold harmless an indemnified party in respect of any losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, was taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth herein, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for herein was available to such party in accordance with its terms.

F.             Upon receipt of a notice (a “Suspension Notice”) from the Company, after consultation with counsel, of the happening of any event that makes any statement made in the Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, Holder shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until Holder’s receipt of the copies of the supplemented or amended prospectus (which the Company shall use commercially reasonable efforts to prepare and distribute promptly) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.  Notwithstanding anything to the contrary in this Warrant, upon the delivery of a Suspension Notice the Company may delay the filing of any required amendment or supplement to the Registration Statement if:  (a) in the good faith and reasonable judgment of the Board of Directors of the Company, after consultation with counsel, disclosure of such amended information could be seriously detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is in the best interest of the Company to defer the filing of such amendment or supplement at such time, and (b) the Company furnishes to Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it could be seriously detrimental to the Company for such amendment or supplement to be filed at such time and that it is, therefore, in the best interest of the Company to defer the filing of such amendment or supplement to the Registration Statement; provided, however, that (i) the Company shall have the right to defer such filing for a period of not more than 60 days, (ii) the Company shall not defer its obligation in this manner more than two times during any 12-month period and (iii) the Effective Period shall be extended for the amount of time that the Registration Statement is unavailable due to such a deferral.  The Company shall be permitted to enter stop transfer instructions with the Company’s transfer agent with respect to the Registrable Securities during any period under which a Suspension Notice shall be in effect.

G.            As long as Holder owns any Registrable Securities that are not otherwise eligible for sale as contemplated by Rule 144 under the Securities Act, the Company shall use commercially reasonable efforts to file all required reports with the SEC, or otherwise make available “adequate current public information” about itself, within the meaning of Rule 144(c) under the Securities Act, to potentially make available to Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities without registration.  Notwithstanding the foregoing, to the extent that a holder of Registrable Securities may dispose of such Registrable Securities pursuant to a Registration Statement, the Company shall not be liable to any such holder for any breach of the provisions of this Section 9G.

10.          TRANSFER OF WARRANTS. Holder understands and agrees that this Warrant and the Warrant Shares have not been registered under the 1933 Act or similar state laws. This Warrant and/or Warrant Shares cannot be sold or transferred unless (i) such transfer is so registered or (ii) an exemption from registration is available at the time of transfer and, if requested by the Company, an opinion of counsel satisfactory to the Company to the effect that such registration is not required is delivered to the Company. Subject to the foregoing limitations, the Company shall register the transfer, from time to time, of this Warrant upon the Company’s warrant register, upon surrender of this Warrant for transfer, accompanied by a duly executed Assignment Form in the form attached as Annex II, with signatures properly guaranteed as indicated. Upon any such transfer, a new warrant or warrants representing the aggregate number of this Warrant shall be issued and this Warrant shall be cancelled by the Company.

A restrictive legend shall be placed upon each share certificate acquired upon exercise of this Warrant in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDER AGREEMENT DATED AS OF DECEMBER 20, 2010, AS AMENDED, COPIES OF WHICH ARE AVAILABLE FROM GENERAL MOLY, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO SUCH STOCKHOLDER AGREEMENT.

The first paragraph of the foregoing legend will be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become the subject of an effective resale registration statement or they become eligible for resale without regard to the volume limitations or other limitations on manner of sale pursuant to Rule 144 under the 1933 Act.

The second paragraph of the foregoing legend will be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as the Stockholder Agreement has terminated or if the Warrant Shares are being issued to a party not subject to the Stockholder Agreement in a manner permitted under the Stockholder Agreement.

11.          NO RIGHTS AS STOCKHOLDERS. Except as otherwise specifically provided herein, prior to the exercise of this Warrant in accordance with the terms hereof and payment of the full exercise price therefor, the Holder will not be entitled to any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, to exercise any preemptive rights, to consent or to receive notice as stockholders of the Company in respect to the meetings of stockholders or the election of directors of the Company or any other matter.

12.          LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as it may in its discretion impose (it being understood that a written indemnification agreement or affidavit of loss from the Holder shall be a sufficient indemnity, issue a new warrant of like denomination, tenor, and date. Notwithstanding the forgoing, no indemnification shall be required if a mutilated Warrant is surrendered to the Company for cancellation.  Any such new warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

13.          NO IMPAIRMENT.  The Company shall not, by amendment to its certificate of incorporation or bylaws, or through an reorganization, recapitalization, transfer of assets, consolidation, merger dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under the terms of this Warrant, but shall at all times in good faith assist in the carrying out of the provisions of this Warrant and the taking of all such action as may be reasonable requested by the Holder in order to protect the exercise rights of Holder against dilution of other impairment, consistent with the tenor and purpose of this Warrant.

14.          GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws principles that would require the application of the law of another jurisdiction.

15.          NOTICES OF CERTAIN ACTIONS. In the event:

(a)           the Company sets a record date with respect to the holders of Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(b)           the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event;

(c)           the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split, or reclassification of shares of Common Stock or other similar event;

(d)           of any Fundamental Change; or

(e)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will provide written notice (an “Event Notice”) to the Holder at least thirty (30) days prior to (i) the record date in the case of (a), (b) or (c) above, specifying the record date and the amount and character of such dividend, distribution or right, and (ii) the effective date of any event specified in clause (d) or (e) above, specifying the effective date on which such event is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event, if applicable. Any failure to mail an Event Notice required by this Section 15 or any defect therein or in the mailing thereof will not affect the validity of the corporate action required to be specified in such Event Notice. Nothing herein shall prohibit the Holder from exercising this Warrant during the thirty day period commencing on the date of an Event Notice, provided that such exercise occurs prior to the Expiration Time and the Holder otherwise complies with the terms hereof.

16.          MISCELLANEOUS

A.            DELIVERY OF NOTICE. Notices and other communications to be given to Holder shall be deemed to have been sufficiently given, if delivered or mailed, addressed in the name and at the address of Holder appearing on the records of the Company, and if mailed, sent registered or certified mail, postage prepaid. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed, by registered or certified mail, postage prepaid, to the Company at 1726 Cole Blvd., Suite 115, Lakewood, Colorado 80401, Attn: Chief Executive Officer, or at such other address as the Company shall have designated by written notice to the registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail as herein provided.

B.            ENTIRE AGREEMENT. This Warrant embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Warrant shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Warrant.

C.            RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. Unless otherwise provided herein, the rights and obligations of the Company and Holder shall survive the exercise of this Warrant.

D.            EQUITABLE RELIEF.  The Company and the Holder acknowledge that a breach or threatened breach of any of the obligations under this Warrant would give rise to irreparable harm to the other party for which monetary damages would not be an adequate remedy and hereby agree that in the event of a breach or threatened breach, the aggrieved party shall have the right, in addition to all other rights and remedies, to equitable relief, including a restraining order, injunction, specific performance or any other relief that may be available to the aggrieved party.

E.            SUCCESSORS AND ASSIGNS.  This Warrant and the rights evidenced hereby shall be binding on, and inure to the benefit of, the successors and assigns of the parties.

F.             FEES AND EXPENSES. Except as otherwise expressly set forth in this Warrant, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Warrant and the transactions contemplated hereby.

G.            COUNTERPARTS. This Warrant may be executed in counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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SIGNATURE PAGE - COMMON STOCK PURCHASE WARRANT

IN WITNESS WHEREOF, the Company and Holder have each caused this Warrant to be duly executed, manually or in facsimile, by the undersigned thereunto duly authorized.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
Name:	Bruce D. Hansen
Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Nelson Feng Chen
Name:	Nelson Feng CHEN
Title:	Director

ANNEX I

TO COMMON STOCK PURCHASE WARRANT

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.              ) (the “Warrant”), hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full exercise price for such shares at the price per share provided for in such Warrant, which is $              in lawful money of the United States.

Capitalized terms used but not defined herein have the meaning assigned to such terms in the Warrant.

[Name]

Name:
Title:
Address:

ANNEX II

TO COMMON STOCK PURCHASE WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                               hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.              ) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:

[Name]

Name:
Title:

Signature Guaranteed:

By:

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.